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                                                                   EXHIBIT 10.62
[LOGO]

                              [LETTERHEAD OF MCI]



                             FOURTH AMENDMENT TO
                             MCI CARRIER AGREEMENT

This Fourth Amendment is made as of this 1st day of May, 1996, between MCI TELECOMMUNICATIONS CORPORATION ("MCI") and ASSOCIATED COMMUNICATIONS COMPANIES OF AMERICA (ACCA) ("Customer"), an association of carriers which are subject to the Communications Act of 1934, as amended, with offices located at 111 Congress Avenue, Suite 3000, Austin, Texas 78701.

WHEREAS, Customer and MCI entered into an MCI Carrier Agreement, signed by MCI on November 9,1995, as heretofore amended (as amended, the "Agreement");

WHEREAS, Customer and MCI desire to enter into this Fourth Amendment for the purpose of further amending the Agreement, in order to enable U.S. LONG DISTANCE, INC. ("USLD") to become a member of Customer and to obtain MCI Services at the rates provided to Customer's Members under the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Customer and MCI agree as follows:

     1. Exhibit A of the Agreement is hereby supplemented by the Acknowledgment and Acceptance signed by USLD below, and USLD is hereby acknowledged as a "Member" of Customer within the meaning of the Agreement.

     2. Pursuant to Paragraph 19 of the Agreement, USLD shall appoint MCI as its agent in the Letter of Agency attached hereto, which shall be incorporated in the Agreement as part of Attachment D thereto.

     3. USLD shall not purchase domestic interstate MCI 800 DAL Service, international PRISM I Service, or international PRISM I Service terminating in Mexico pursuant to the Agreement during any month, until USLD has first satisfied the Monthly Commitment pursuant to the MCI Carrier Agreement between MCI and USLD, signed by MCI on April 6,1995, as supplemented and amended.

     4. The terms of this Fourth Amendment will become effective, upon execution and delivery by both parties hereto and upon acknowledgment and acceptance hereof by USLD, as of January 1,1996.

     5. Except as expressly provided in this Fourth Amendment, all of the terms and conditions contained in the Agreement shall remain in full force and effect.


                               MCI CONFIDENTIAL
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     6.  This Fourth Amendment, together with the Agreement, is the complete agreement of the parties and supersedes all other prior agreements and representations concerning its subject matter.

     7. This offer will remain open and be capable of being accepted by Customer and USLD until March 31, 1996. Any and all prior offers made to Customer, whether written or oral, shall be superseded by this offer. Any further amendments must be in writing and signed by both parties.

ASSOCIATED COMMUNICATION                     MCI TELECOMMUNICATIONS
COMPANIES OF AMERICA (ACCA)                  CORPORATION

 /s/ Mike Newkirk                             /s/ Tom Schilling
------------------------------               ----------------------------
Authorized Signature                         Authorized Signature

  Mike Newkirk Vice President                  Tom Schilling, Director
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Print Name and Title                         Print Name and Title

   3/30/96                                          5/1/96
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Date                                         Date



ACKNOWLEDGMENT AND ACCEPTANCE


                         Monthly     PRISM I        800 DAL        Private Line
                         Commitment  Subcommitment  Subcommitment  Subcommitment
                         ----------  -------------  -------------  -------------

U.S. LONG DISTANCE, INC.
/s/ James S. Speirs         $ 0           $ 0            $ 0             $ 0
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Authorized Signature

James S. Speirs
SENIOR VICE PRESIDENT
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Print Name and Title

3/29/96
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Date

                               MCI CONFIDENTIAL

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